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                                                                    Exhibit 10.1

                                 BELL, BOYD & LLOYD
                             Three First National Plaza
                         70 West Madison Street, Suite 3300
                           Chicago, Illinois  60602-4207

                                    312 372 1121
                                 Fax:  312 372 2098

                                  November 1, 1998



Harris Associates Investment Trust
Two North LaSalle Street, #500
Chicago, Illinois 60602

Ladies and Gentlemen:

                          HARRIS ASSOCIATES INVESTMENT TRUST
                                   THE OAKMARK FUND

     We have acted as counsel for Harris Associates Investment Trust (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest (the "Shares"), without par value, of the series of the Trust designated The Oakmark Fund (the "Fund") in the Trust's registration statement on form N-1A, registration no. 33-38953 (the "Registration Statement").

     In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deem it necessary to examine for the purpose of this opinion, including the agreement and declaration of trust (the "Trust Agreement") and bylaws (the "Bylaws") of the Trust, actions of the board of trustees of the Trust authorizing the issuance of shares of the Fund and the Registration Statement.

     Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Fund in accordance with the Trust Agreement and the actions of the board of trustees authorizing the issuance of the Shares, and the receipt by the Trust of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable by the Trust.

     In giving this opinion we have relied upon the attached opinion of Ropes & Gray to us dated July 11, 1991, and have made no independent inquiry with respect to any matter covered by such opinion.


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     We consent to the filing of this opinion as an exhibit to the Registration
Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.



                                   Very truly yours,

                                   /s/ Bell, Boyd & Lloyd


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                                    Ropes & Gray
                              One International Place
                            Boston, Massachusetts  02110

                                   July 11, 1991


Harris Associates Investment Trust
Two North LaSalle Street
Chicago, Illinois 60602-3790


Gentlemen:

     We are furnishing this opinion with respect to the proposed offer and sale from time to time of an indefinite number of shares of beneficial interest (the "Shares") of The Oakmark Fund (the "Fund"), a series of Harris Associates Investment Trust (the "Trust"), being registered under the Securities Act of 1933, as amended, by a Registration Statement on Form N-1A (the "Registration Statement").

     We have acted as Massachusetts counsel for the Trust in connection with its organization and are familiar with the action taken by its trustees to authorize the issuance of the Shares. We have examined its by-laws and its Agreement and Declaration of Trust on file at the Office of the Secretary of State of The Commonwealth of Massachusetts and we have also examined such other documents as we deem necessary for the purpose of this opinion.

     We assume that appropriate action has been or will be taken to register or qualify the sale of the Shares under any applicable state and federal laws regulating sales and offerings of securities and that upon sales of the Shares the Trust will receive the net asset value thereof.

     Based upon the foregoing, we are of the opinion that the Trust is authorized to issue an unlimited number of Shares and upon the issue of any thereof for cash at net asset value and receipt by the Trust of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid, and nonassessable by the Trust.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable solely


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by reason of his being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.


                                        Very truly yours,



                                        /s/ Ropes & Gray
                                        Ropes & Gray





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